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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 29, 2005

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                               DIGIRAD CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                  000-50789                 33-0145723
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 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                                13950 Stowe Drive
                             Poway, California 92064
          (Address of principal executive offices, including zip code)

                                 (858) 726-1600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events.

         On December 28, 2005, the board of directors of Digirad Corporation (the "Company") approved a non-cash charge related to a reduction in the depreciable life of the current digital cameras of Digirad Imaging Solutions ("DIS"), a subsidiary of the Company, to five years. The reduction in the depreciable life of the current DIS cameras is being taken in connection with the upgrade of the DIS mobile imaging systems fleet. The Company estimates that the amount of the non-cash charge is expected to be approximately $1.1 million in the fourth quarter ending December 31, 2005. For 2006, the Company anticipates incremental depreciation expense of approximately $1.0 million.

         On December 29, 2005, the Company issued a press release announcing the completion of the testing program of its mobile Cardius-3M imaging system and plans for a phased upgrade of its mobile DIS fleet. A copy of this press release is attached hereto as Exhibit 99.1. This summary is qualified in its entirety by reference to Exhibit 99.1 to this current report. The press release and the information therein are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.                                Description
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99.1            Press Release dated December 29, 2005.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DIGIRAD CORPORATION

                             By:/s/ Todd P. Clyde
                               --------------------
                               Todd P. Clyde
                               Chief Financial Officer

Date:  December 29, 2005